SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                      ____________________


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        November 21, 1995


                 PIEDMONT BANKGROUP INCORPORATED
_________________________________________________________________
             (Exact name of as specified in charter)


   Virginia                  0-8622               54-1046817
   ________                  ______               __________
(State or other         (Commission File        (IRS Employer
 jurisdiction of             Number)          Identification No.)
 incorporation)


        P. O. Box 4751, Martinsville, Virginia      24115
________________________________________________________________
     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 540-632-2972






                 PIEDMONT BANKGROUP INCORPORATED
                        AND SUBSIDIARIES


Item 4.   Change in Registrant's Certifying Accountants
          ---------------------------------------------

On November 21, 1995, Registrant's Board of Directors approved the appointment of Coopers & Lybrand L.L.P., Certified Public Accountants, as the Registrant's independent public accountants for fiscal 1995. Coopers & Lybrand L.L.P. will replace KPMG Peat Marwick LLP which has served as the Registrant's independent public accountants since 1984.

The dismissal of KPMG Peat Marwick LLP and the appointment of Coopers & Lybrand L.L.P. was initiated by the Registrant and recommended to the Board of Directors by the Audit Committee.
The Board of Directors approved the recommendation for the change on that date.

During the Registrant's two most recent fiscal years, and through November 21, 1995, there have not been any disagreements with KPMG Peat Marwick LLP, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to such firm's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with the report. During that period, reports by KPMG Peat Marwick LLP on the Registrant's financial statements have not contained an adverse opinion or a disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope or accounting principles, except that their report included an explanatory paragraph relating to changing certain accounting methods through the adoption of new Statements of Financial Accounting Standards as follows:

"As discussed in Notes 1 and 3 to the consolidated financial statements, BankGroup adopted the provisions of Statements of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities," on January 1, 1994. As discussed in Notes 1 and 5 to the consolidated financial statements, BankGroup adopted the provisions of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," as subsequently amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," on January 1, 1994. As discussed in Notes 1 and 8 to the consolidated financial statements. BankGroup adopted the provisions of SFAS No. 109, "Accounting for Income Taxes," on January 1, 1993. As discussed in Notes 1 and 11 to the consolidated financial statements, BankGroup adopted the provisions of SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," on January 1, 1993."

None of the kinds of events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years and through November
21, 1995.

KPMG Peat Marwick LLP has furnished Registrant a letter dated
November 28, 1995 addressed to the Securities and Exchange
Commission stating that it agrees with the statements above. A copy of this letter is filed as an exhibit to this Report on Form
8-K.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a.) Not applicable

(b.) Not applicable

(c.) Exhibits

          Exhibit 16 -   Letter from KPMG Peat Marwick LLP to
                         Securities and Exchange Commission

          Exhibit 16a -  Letter from KPMG Peat Marwick LLP to
                         Registrant.










                           SIGNATURES


Pursuant to the requirements of Section 13 or 15 (d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                  PIEDMONT BANKGROUP INCORPORATED
                              -------------------------------




                          By: JAMES E. ADAMS
                              -------------------------------
                              James E. Adams, Senior Vice
                              President, Treasurer, Chief
                              Financial Officer



                        Date: November 29, 1995
                              -------------------------------





















                        Exhibit Schedule



     Exhibit Number
Pursuant to Regulation S-K    Description of Exhibit
--------------------------    ------------------------

         16                   Letter from KPMG Peat Marwick
                              LLP to Securities and Exchange
                              Commission


         16a                  Letter from KMPG Peat Marwick LLP
                              to Registrant


































Securities and Exchange Commission
Washington, D.C.  20549



November 28, 1995




Ladies and Gentlemen:

We were previously principal accountants for Piedmont BankGroup Incorporated and, under the date of January 20, 1995, except as to Note 21 which is as of February 28, 1995, we reported on the consolidated financial statements of Piedmont BankGroup Incorporated and subsidiaries as of and for the years ended December 31, 1994 and 1993. On November 21, 1995, our appointment as principal accountants was terminated. We have read Piedmont BankGroup Incorporated's statements included under
Item 4 of its Form 8-K dated November 21, 1995, and we agree with such statements, except that we are not in a position to agree or disagree with Piedmont BankGroup Incorporated's statements that the dismissal of KPMG Peat Marwick LLP and the appointment of Coopers and Lybrand L.L.P. was recommended to the Board of Directors by the Audit Committee and the Board of Directors approved the recommendation for the change.


Very truly yours,



KPMG Peat Marwick LLP














Mr. James E. Adams
Senior Vice-President, Chief Financial Officer
  and Treasurer
Piedmont BankGroup Incorporated
P. O. Box 4751
Martinsville, Virginia  24115



November 28,1995



Dear Mr. Adams:

This is to confirm that the client-auditor relationship between Piedmont BankGroup Incorporated and KPMG Peat Marwick LLP has ceased.

Very truly yours,



KPMG Peat Marwick LLP


cc:  Chief Accountant
      Securities and Exchange Commission